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                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  August 17, 2001
                                                  ---------------


                          BECTON, DICKINSON AND COMPANY

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            (Exact name of registrant as specified in its charter)

           New Jersey                001-4802                   22-0760120
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    (State or other juris-         (Commission             (IRS Employer Iden-
   diction of incorporation)       File Number)            tification Number)


   1 Becton Drive, Franklin Lakes, New Jersey                   07417-1880
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    (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code          (201) 847-6800
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                                       N/A

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        (Former name or former addresses if changed since last report.)

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Item 9.      REGULATION FD DISCLOSURE
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             The following statement is being furnished by the Company under the provisions of Regulation FD:

     In the matter of Becton, Dickinson and Company, et al. v. Usrey, (Case No.
                      ------  ----------------------------     -----
2-00-052-CV), Court of Appeals, Second District of Texas) the Court filed an Opinion on August 16, 2001, reversing the trial court's class certification order entered in Usrey v. Becton, Dickinson and Company, et al., (Case No.
                 -----    ------------------------------------
342-173329-98, Tarrant County District Court) on the grounds that the trial court's class certification order was an abuse of discretion because common issues do not predominate. The appeals court remanded the case back to the trial court for proceedings consistent with its Opinion.

     Becton, Dickinson and Company believes that the Court of Appeals was correct in concluding that class action certification was not appropriate in this case. The Company will continue to defend this and other pending matters vigorously.


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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           BECTON, DICKINSON AND COMPANY
                                                  (Registrant)



                                           By: /s/ Kathleen M. Gibson
                                               -----------------------
                                                   Kathleen M. Gibson
                                                   Assistant Secretary


Date: August 17, 2001

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